UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): April 27, 2005


                            HEALTHSOUTH Corporation
                            -----------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)


                   1-10315                         63-0860407
                   -------                         ----------
           (Commission File Number)     (IRS Employer Identification No.)


               One HEALTHSOUTH Parkway, Birmingham, Alabama 35243
               --------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)


                                 (205) 967-7116
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01. Regulation FD Disclosure.

         On April 27, 2005, representatives of HEALTHSOUTH Corporation ("HEALTHSOUTH" or the "Company") made a presentation to HEALTHSOUTH stakeholders using slides containing the information attached to this Current Report on Form 8-K as Exhibit 99. Copies of slides used in the presentation, including graphic images, are available for viewing on the Company's website located at www.healthsouth.com, although we reserve the right to discontinue that availability at any time.

         The information contained herein is furnished pursuant to Item 7.01 of Form 8-K, including Exhibit 99 attached hereto, and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this Current Report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this Current Report on Form 8-K.

         Cautionary Statements Regarding Presentation

         In connection with our efforts to update our stakeholders on our operations and other matters, we are providing an operational and financial update of the Company's business. The presentation contains certain estimates and other forward-looking information which are based on assumptions that we believe, as of the date hereof, are reasonable, however, there will inevitably be differences between such estimates and our actual results, because events and circumstances frequently do not occur as expected, and those differences may be material. The estimates and forward-looking statements contained herein, while presented with numeric specificity, are based on numerous assumptions and are subject to significant uncertainties and contingencies, many of which are beyond our control. Consequently, there can be no assurance that any estimates and forward-looking statements will be realized. Because the Company currently is undertaking a reconstruction of our accounting records and a restatement of our results, the numbers presented in the presentation as actual could change as a result of the reconstruction and restatement process. You are cautioned not to place undue reliance on the estimates and results in the presentation.

         We prepared the presentation on a basis consistent with methodologies used in our prior presentations: (a) no adjustments were made for retrospective or prospective changes for consolidation or equity method of accounting; (b) "Restructuring Charges", which are defined below, are presented in a non-GAAP manner; (c) certain items included in the presentation as Restructuring Charges may be recurring and (d) there are no asset impairment charges (e.g., write-down of goodwill) reflected in the results.

         We undertake no duty or obligation to publicly update or revise the information contained in this Current Report on Form 8-K, although we may do so from time to time as we believe is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

         The SEC and the United States Department of Justice ("DOJ") are investigating our financial reporting and related activities and significant litigation exists regarding these matters. The Centers for Medicare and Medicaid Services ("CMS") are also investigating our cost reports and other related activities. HEALTHSOUTH, as well as certain of our past and present officers and directors, is also subject to a number of class action, derivative and individual lawsuits relating to, among other things, allegations of violation of federal securities laws. We remain in default of its existing senior bank credit facility.

         In addition, our Audit Committee dismissed Ernst & Young LLP as our independent accountants and Ernst & Young withdrew their audit reports on all of our previously filed financial statements, which should not be relied upon. No financial statements currently are available for any prior period and our financial statements will be restated.

         Forward Looking Statements

         Certain matters discussed herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which represent HEALTHSOUTH's current expectations and beliefs concerning future events that involve risks and uncertainties which could cause actual results to differ materially from those currently anticipated. Such information is based on numerous assumptions (a substantial number of which are contained in the presentation) and involve a number of risks and uncertainties, many of which are beyond our control, including: completion of the investigations by the SEC and DOJ into our financial reporting; completion of the investigation by CMS into our cost reports and other matters; the resolution of outstanding litigation, including certain class action litigation alleging violations under federal securities laws and certain "qui tam" actions; completion of the reconstruction and restatement of our financial performance; our ability to successfully refinance our existing public indebtedness as it becomes due; our ability to amend or refinance our senior bank credit facility, which is currently in default; our ability to continue to operate in the ordinary course and manage our relationships with our creditors, vendors and suppliers, physician partners, employees and patients; changes, delays in or suspension of reimbursement for our services by governmental or private payors; changes in the regulation of the healthcare industry at either or both of the federal and state levels, including the implementation of the recently adopted 75% Rule; competitive pressures in the healthcare industry and our response thereto; our ability to obtain and retain favorable arrangements with third-party payors; and general conditions in the economy and capital markets. You are cautioned not to place undue reliance on the forward-looking statements contained in the presentation.

         Note Regarding Presentation of Non-GAAP Financial Measures

         The financial data contained herein includes non-GAAP financial measures, including "EBITDA", to assist in assessing projected and actual operating performance and to facilitate quantification of planned business activities. "EBITDA" as used by HEALTHSOUTH in the presentation is consistent with the definition of Adjusted Consolidated EBITDA in our Senior Subordinated Credit Agreement dated as of January 16, 2004, which is an exhibit to our Current Report on Form 8-K filed with the SEC on January 20, 2004. In summary, this definition allows us to add back charges to EBITDA classified as Restructuring Charges by HEALTHSOUTH until June 2005. These charges are generally not consistent with the definition of restructuring charges as defined by GAAP. Costs which we classify as "Restructuring Charges" are: (a) professional fees associated with litigation, financial restructuring, government investigations, forensic accounting, creditor advisors, accounting reconstruction, audit and tax work associated with the restatement, and Sarbanes-Oxley implementation; (b) recruiting fees; (c) severance costs; (d) lease buy-outs; and (e) non-ordinary course charges incurred after March 19, 2003 and related to the our overall corporate restructuring. Under our Senior Subordinated Credit Agreement, professional fees associated with the class-action and shareholder derivative litigation can be added back to EBITDA after June 30, 2005.

         Financial information relating to our 2004 and 2005 budget and 2004 actual results have been presented after consideration of accounting for consolidation of joint ventures and partnership interests on a basis consistent with prior years. Actual results may vary after our reconstruction and restatement efforts are completed and proper accounting determination is made with respect to the joint ventures.

         EBITDA may be useful to stakeholders because it is commonly used as an analytical indicator within the healthcare industry to calculate facility performance, allocate resources and measure leverage capacity and debt service ability. EBITDA should not be considered as a measure of financial performance under GAAP.

         Because we are currently unable to prepare a balance sheet for any completed period or a projected balance sheet, reconciliation for non-GAAP financial measures to a financial measure calculated in accordance with GAAP is not currently possible. Until we prepare financial statements for prior periods, we are not able to provide a projected balance sheet or income statement for any prior or projected period and, therefore, we are not able to provide a presentation of a comparable financial measure calculated in accordance with GAAP or reconcile "EBITDA" to such a GAAP financial measure. In addition, once our reconstruction and restatement process is completed, it could cause changes in the results indicated in the presentation.

ITEM 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

See Exhibit Index.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HEALTHSOUTH CORPORATION


                                            By:   /s/ Gregory L. Doody
                                               --------------------------------
                                               Name:  Gregory L. Doody
                                               Title: Executive Vice President,
                                                      General Counsel and
                                                      Secretary

Dated:  April 27, 2005

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                                 EXHIBIT INDEX


      Exhibit Number           Description
      --------------           -----------

      99 Text of slide presentation of HEALTHSOUTH Corporation used in connection with the Company's April 27, 2005 investor conference call.